UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1 to Current Report dated September 23, 2009

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 18, 2009

Energy XXI (Bermuda) Limited
(Exact name of registrant as specified in its charter)

BERMUDA	001-33628	98-0499286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canon’s Court, 22 Victoria Street, P.O. Box HM
1179, Hamilton HM EX, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (441) 295-2244

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This report is being filed to amend and restate the Current Report on Form 8-K filed on September 23, 2009 (the “Original Report”) in order to include the number and caption of Item 3.02 and a cross reference under which such item was inadvertently omitted from the Original Report.

Item 1.01.  Entry into a Material Definitive Agreement.

Fourth Amendment to First Lien Credit Agreement.  On September 11, 2009, Energy XXI Gulf Coast, Inc. (the “Company”) and certain subsidiaries entered into a Waiver, Consent and Fourth Amendment to Amended and Restated First Lien Credit Agreement (the “Fourth Amendment”) with those financial institutions party to the Amended and Restated First Lien Credit Agreement, dated June 8, 2007, as amended from time to time (the “First Lien Credit Agreement”). The Fourth Amendment provides certain amendments and related waivers and modifications to the First Lien Credit Agreement so that the Company can incur the indebtedness under, and grant the related security interests for, the Company’s 16% Second Lien Junior Secured Notes due 2014 (the “Second Lien Notes”). Such amendments and modifications included provisions that placed restrictions on the Company’s ability to refinance the indebtedness incurred in respect of the Second Lien Notes, to amend or modify the terms of the Second Lien Notes and related agreements and to prepay, redeem, retire, purchase or otherwise acquire (or make any deposit for the purpose of any of the foregoing) the Second Lien Notes. The effectiveness of the Fourth Amendment is subject to several conditions, including the Company: having (i) exchanged at least $311.0 million rate of not greater than $0.80 of the principal amount of Second Lien Notes to $1.00 of principal amount of such senior notes, (ii) received at least $50.0 million in cash in the related private placement sale of Second Lien Notes, (iii) used $41.0 million of the proceeds from such private placement sale of the Second Lien Notes to repay outstanding indebtedness under the First Lien Credit Agreement, (iv) canceled the $126.0 million in outstanding principal amount of the Senior Notes held by affiliates of the Company, and (v) either placed at least 90% of the proceeds in excess of $50.0 million received in such private placement sale of the Second Lien Notes in deposit accounts subject to the liens provided under the First Lien Credit Agreement or used such amount to repay outstanding indebtedness under the First Lien Credit Agreement. Furthermore, the effectiveness of the Fourth Amendment is also subject to an agreed form of intercreditor agreement being executed and delivered by the Company, The Royal Bank of Scotland, plc, as agent for the financial institutions party to the First Lien Credit Agreement, and Wilmington Trust FSB, as indenture trustee and collateral agent under the indenture for the Second Lien Notes. Upon effectiveness of the Fourth Amendment, the borrowing base under the First Lien Credit Agreement will be set at $199.0 million until such time as the borrowing base is redetermined or otherwise adjusted pursuant to the terms of the First Lien Credit Agreement.

First Supplemental Indenture.  On September 18, 2009, the Company, Energy XXI (Bermuda) Limited (the “Parent”) and certain subsidiaries entered into a First Supplemental Indenture (“First Supplemental Indenture”) to the indenture dated as of June 8, 2007 (the “Original Indenture”) governing the Senior Notes with Wells Fargo Bank, National Association, as trustee. The First Supplemental Indenture modifies the covenants under the Original Indenture by (i) permitting the Company’s subsidiaries to incur dividend and other payment restrictions under the Second Lien Notes and the security documents governing the collateral securing the Second Lien Notes; (ii) permitting the Company to incur the indebtedness represented by the Second Lien Notes; (iii) permitting the Company to incur liens to secure the indebtedness represented by the Second Lien Notes; and (iv) providing that asset sales of the collateral securing the Second Lien Notes and the application of the proceeds thereof are made in a manner consistent with the security documents governing the collateral. In addition, the First Supplemental Indenture also modifies certain definitions and section references in the Original Indenture related to such covenants in order to give effect to the modifications described above.

The First Supplemental Indenture becomes operative upon the completion of the Company’s offer to exchange Second Lien Notes for up to $347.5 million outstanding principal amount of Senior Notes (the “Exchange Offer”).

Purchase Agreement.  On September 18, 2009, the Company, Energy XXI USA, Inc. (the “Direct Parent”) and the Parent and certain subsidiary guarantors entered into a Note and Common Stock Purchase Agreement (the “Purchase Agreement”) with a limited number of qualified institutional buyers (as defined in Rule 144A the Securities Act of 1933, as amended (the “Securities Act”)) and institutional accredited investors (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act), to sell $60.0 million aggregate principal amount of the Second Lien Notes and 13,224,720 shares (the “EXXI Shares”) of the Parent’s common stock, par value $0.001 (the “EXXI Common Stock”), in accordance with a private placement conducted pursuant to Section 4(2) of the Securities Act and Regulation D thereunder.

Subject to the completion the Exchange Offer and certain customary conditions to closing, the transactions contemplated by the Purchase Agreement will be consummated on October 5, 2009.

The foregoing summary as qualified in its entirety by reference to the Fourth Amendment, the First Supplemental Indenture and the Purchase Agreement, attached hereto as Exhibits 4.1, 4.2 and 10.1, respectively.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 3.01.  Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit 4.1
Waiver, Consent and Fourth Amendment to Amended and Restated First Lien Credit Agreement, dated as of September 11, 2009, among Energy XXI Gulf Coast, Inc., Energy XXI (Bermuda) Limited, Energy XXI USA, Inc., Energy XXI GOM, LLC, Energy XXI Texas Onshore, LLC, Energy XXI Onshore, LLC, The Royal Bank of Scotland plc, as administrative agent, and the lenders thereto (incorporated by reference to Energy XXI (Bermuda) Limited’s Form 8-K filed on September 23, 2009 (File No. 001-33628)).

Exhibit 4.2
First Supplemental Indenture, dated as of September 18, 2009, among Energy XXI Gulf Coast, Inc., Energy XXI (Bermuda) Limited, Energy XXI USA, Inc., Energy XXI GOM, LLC, Energy XXI Texas Onshore, LLC, Energy XXI Onshore, LLC and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Energy XXI (Bermuda) Limited’s Form 8-K filed on September 23, 2009 (File No. 001-33628)).

Exhibit 10.1
Note and Common Stock Purchase Agreement, dated September 18, 2009, among Energy XXI Gulf Coast, Inc., Energy XXI (Bermuda) Limited, Energy XXI USA, Inc., Energy XXI GOM, LLC, Energy XXI Texas Onshore, LLC, Energy XXI Onshore, LLC and the purchasers listed on the signature pages thereto (incorporated by reference to Energy XXI (Bermuda) Limited’s Form 8-K filed on September 23, 2009 (File No. 001-33628)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy XXI (Bermuda) Limited

By:	/s/ David West Griffin
Name:	David West Griffin
Title:	Chief Financial Officer

September 24, 2009